UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2016

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55577	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Affinion Group Holdings, Inc. (“Affinion Holdings”) and Affinion Group, Inc. (“Affinion Group” and, together with Affinion Holdings, the “Company”) previously disclosed, in a Current Report on Form 8-K filed on August 1, 2016, that the Company received notification on July 29, 2016 of the entry of an arbitration award in the previously disclosed arbitration proceeding between Bank of America, N.A. (“Bank of America”) and FIA Card Services, N.A. (“FIA Card Services”) against Trilegiant Corporation, a wholly-owned subsidiary of the Company (“Trilegiant”), and Affinion Group pursuant to the terms of the parties’ servicing agreements. In that award, the arbitrator denied Trilegiant’s asserted claims that Bank of America had breached the parties’ servicing agreements, and denied Bank of America’s claims for contractual indemnification of the losses and costs, including in particular customer refunds and reasonable attorneys’ fees, that Bank of America incurred related to consent orders entered into by Bank of America with the Office of the Comptroller of the Currency on April 7, 2014 and with the Consumer Financial Protection Bureau on April 9, 2014. The arbitrator awarded monetary damages to Bank of America and FIA Card Services in the amount of $4.3 million on other claims (unrelated to their indemnification claim) asserted by Bank of America in the arbitration proceeding.

The Company today announced that (1) Bank of America provided notice of its intent to seek reconsideration by the arbitrator of portions of the award on August 5, 2016, and (2) Trilegiant provided notice of its intent to seek reconsideration by the arbitrator of portions of the award on August 12, 2016. A schedule for the parties’ briefing and the arbitrator’s decision on the motions for reconsideration has not yet been set.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: August 15, 2016	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: August 15, 2016	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer